UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               _______________


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  June 12, 2002

                             ____________________


                            PEGASUS SOLUTIONS, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                000-22935               75-2605174
       (State or other          (Commission File          (IRS Employer
       jurisdiction of              Number)               Identification
        incorporation)                                       Number)


                         8350 North Central Expressway
                        Campbell Center One, Suite 1900
                              Dallas, Texas 75206
                   (Address of principal executive offices)


                                (214) 234-4000
                        (Registrant's telephone number)

 Item 5.  Other Events

    On June 12, 2002, Pegasus Solutions, Inc. issued a press release announcing its Board of Directors has authorized a new stock buy-back program for the repurchase of up to 2.5 million shares of the Company's common stock. Attached to this current report on Form 8-K is a copy of the related press release dated June 12, 2002.


 Item 7.   Financial Statements and Exhibits

      (c)  Exhibits

      Exhibit Number              Description
      --------------              -----------

           99.1        Press release issued June 12, 2002

                                  SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PEGASUS SOLUTIONS, INC.


 June 21, 2002                    /s/  SUSAN K. COLE
                                  -----------------------
                                  Chief Financial Officer

                                  EXHIBIT INDEX


      Exhibit Number              Description
      --------------              -----------

           99.1        Press release issued June 12, 2002